Hartford Life Insurance Company ICMG Registered Variable Life Separate Account A

333-60515	OmniSource®

Hartford Life and Annuity Insurance Company ICMG Registered Variable Life Separate Account One

033-63731	OmniSource®

Supplement Dated August 12, 2013 to the

Annual Product Information Notice Dated May 1, 2013

NOTICE OF IMPORTANT CHANGES

You are receiving this Supplement because of changes to the Hartford Money Market HLS Fund (HMMF), currently offered as an investment option in your group flexible premium variable life insurance policy. The Board of Directors of the HMMF has approved changes to the HMMF that you need to be aware of. These changes are more fully described in the Supplement below. The changes to the HMMF become effective on or about October 21, 2013.  After you read and understand the changes to the HMMF, you may wish to take action before that date.

There are four primary changes to the HMMF:

1) The HMMF will no longer be operated as a money market fund

2) The HMMF will no longer seek to maintain a stable $1.00 NAV

3) The HMMF will be renamed the Hartford Ultrashort Bond HLS Fund

4) The HMMF will change its sub-advisor from HIMCO to Wellington

If you currently have all or part of your Investment Value allocated to the HMMF and would prefer to continue to have your Investment Value allocated to a money market fund that seeks to maintain a stable $1.00 NAV, you will need to take action before October 21, 2013 to transfer your Investment Value to the Fidelity VIP Money Market Fund (FMMF). The FMMF has different risks and fees than the HMMF.  Please see the attached FMMF’s prospectus for a complete discussion of the fees and risks of investing in that Fund.

To make a money market fund and other allocation changes, please contact our customer service representatives at Philadelphia Financial Administration Services Company, LLC* via telephone at 1-800-854-3384 or via mail at Philadelphia Financial Administration Services Company, LLC, 100 Campus Drive, Suite 250, Florham Park, NJ 07932

*Philadelphia Financial Administration Services Company, LLC (“PFASC”) is the Third Party Administrator (“TPA”) for certain insurance policies issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company (“The Hartford”) pursuant to an Administrative Services Agreement.  The Hartford and Philadelphia Financial Distribution Company are not affiliated.

Supplement Dated August 12, 2013

to your Annual Product Information Notice Dated May 1, 2013

At a meeting of the Board of Directors of Hartford Series Fund, Inc. (the “Board”) on June 18, 2013, the Board approved certain changes to the Hartford Money Market HLS Fund (the “Fund”). Specifically, the Board approved, among other things, changes to the Fund’s name, investment objective and principal investment strategy.

Effective on or about October 21, 2013 the Fund will: (i) cease to operate as a money market fund and be managed as an ultra-short bond fund; (ii) no longer seek to maintain a stable $1.00 Net Asset Value (NAV) per share (the NAV will fluctuate daily); and (iii) be renamed the Hartford Ultrashort Bond HLS Fund.

The investment objective of the Hartford Ultrashort Bond HLS Fund is to seek total return and income consistent with preserving capital and maintaining liquidity.

Also effective on or about October 21, 2013:

(1)    Wellington Management Company, LLP will replace Hartford Investment Management Company as sub-adviser to the Hartford Ultrashort Bond HLS Fund;

(2)    Unless you direct us otherwise, any Asset Rebalancing or premium allocation instructions that we have on-file from you that include transfer of Investment Value or allocation to the Hartford Money Market HLS Investment Division will change to the Hartford Ultrashort Bond HLS Investment Division; and

(3)    All references to the Fund are hereby replaced with the Hartford Ultrashort Bond HLS Fund.

Fidelity VIP Money Market Investment Division

Effective the date of this Supplement, the Fidelity VIP Money Market Investment Division is added.   This Investment Division will purchase Initial Class shares of the Fidelity VIP Money Market Portfolio.

Refer to the Prospectus attached to this supplement for information about the Fidelity VIP Money Market Portfolio:  Initial Class shares’ fees, charges and investment objectives.

This supplement should be retained with the prospectus for future reference.